Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016		Jan. 01, 2016
Cash And Cash Equivalents [Abstract]
Cash balances	$ 8,410	$ 2,055		$ 10,868
Bank balances	655,226	618,107		273,816
Time deposits	629,716	1,741,986		808,247
Other fixed-income instruments	179,411	327,308		575,937
Total	$ 1,472,763	$ 2,689,456	[1]	$ 1,668,868	[1]

[1]	As Restated